Exhibit 99.1

INTEGRATED CONSULTING GROUP OF NY LLC
(A Limited Liability Company)
AND AFFILIATES

COMBINED FINANCIAL STATEMENTS

Year Ended December 31, 2009

AND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

INTEGRATED CONSULTING GROUP OF NY LLC AND AFFILIATES
(A Limited Liability Company)

CONTENTS

December 31, 2009

Page

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	1

COMBINED FINANCIAL STATEMENTS

Balance Sheet	2

Statement of Operations and Changes in Owner’s Equity (Deficiency)	3

Statement of Cash Flows	4

Notes to Combined Financial Statements	5-11

ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP
Certified Public Accountants

To the Board of Directors of
Integrated Consulting Group of NY LLC:

We have audited the accompanying combined balance sheet of Integrated Consulting Group of NY LLC (a limited liability company) and affiliates (collectively, the “Company”) as of December 31, 2009, and the related combined statement of operations and changes in owner’s equity (deficiency), and cash flows for the year then ended.  The Company’s management is responsible for these combined financial statements.  Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Integrated Consulting Group of NY LLC and Affiliates as of December 31, 2009, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Rosen Seymour Shapps Martin & Company LLP
CERTIFIED PUBLIC ACCOUNTANTS

New York, New York
February 22, 2011

INTEGRATED CONSULTING GROUP OF NY LLC AND AFFILIATES
(A Limited Liability Company)

COMBINED BALANCE SHEETS

December 31, 2009

Assets
Current assets:
Cash	$7,429
Accounts receivable, less allowance for doubtful accounts of $254,215 in 2009	2,903,286
Prepaid expenses and other current assets	5,771
Total current assets	2,916,486
Property and equipment, net	48,126
Other assets:
Deferred finance costs, net	52,747
Security deposits	14,975
Total other assets	67,722
Total assets	$3,032,334

Liabilities and Owner’s Equity (Deficiency)
Current liabilities:
Revolving credit facilities	$2,707,491
Current maturities of term loan	28,047
Bank overdrafts	141,654
Accounts payable	74,587
Accrued salaries and wages	257,647
Accrued payroll taxes	323,472
Accrued expenses and other current liabilities	24,441
Underfunding of worker’s compensation claims and expenses	263,632
Due to owner	165,607
Total current liabilities	3,986,578
Non-current liabilities:
Term loan, net of current maturities	21,889
Due to related party	415,658
Total non-current liabilities	437,547
Total liabilities	4,424,125
Commitments and contingencies
Owner’s equity (deficiency)	(1,391,791)
Total liabilities and owner’s equity (deficiency)	$3,032,334

The accompanying notes are an integral part of these combined financial statements.

ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP
Certified Public Accountants

INTEGRATED CONSULTING GROUP OF NY LLC AND AFFILIATES
(A Limited Liability Company)

COMBINED STATEMENTS OF OPERATIONS AND CHANGES IN OWNER’S EQUITY

Year Ended December 31, 2009

2009

Revenues	$19,183,271

Direct cost of producing revenues	17,119,479

Gross profit	2,063,792

Selling, general and administrative expenses	3,068,032

Loss from operations	(1,004,240)

Non-operating (income) expenses:
Interest expense	327,591
Financing costs	59,960

Total non-operating expenses	387,551

Net loss	(1,391,791)

Owner’s equity, beginning of year	—

Owner’s equity (deficiency), end of year	$(1,391,791)

The accompanying notes are an integral part of these combined financial statements.

ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP
Certified Public Accountants

INTEGRATED CONSULTING GROUP OF NY LLC AND AFFILIATES
(A Limited Liability Company)

COMBINED STATEMENTS OF CASH FLOWS

Year Ended December 31, 2009

Cash flows from operating activities:
Net loss	$(1,391,791)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	34,821
Provision for doubtful accounts	(608,641)
Changes in operating assets and liabilities:
Accounts receivable	(65,697)
Worker’s compensation claims and expenses	440,326
Prepaid expenses and other current assets	2,936
Deferred finance costs	(45,296)
Security deposits	(2,625)
Accounts payable	45,885
Accrued salaries and wages	170,200
Accrued payroll taxes	202,982
Accrued expenses and other current liabilities	(10,792)
Net cash used in operating activities	(1,227,692)
Cash flows from financing activities:
Net repayments on revolving lines of credit	(19,488)
Payments on term loan	(28,047)
Bank overdrafts	141,654
Due to related party	945,932
Due to stockholder	148,733
Net cash provided by financing activities	1,188,784
Net decrease in cash	(38,908)
Cash at beginning of year	46,337
Cash at end of year	$7,429

Supplemental disclosures of cash flow information:
Cash paid during the year for income taxes	$—
Cash paid during the year for interest	$329,797

The accompanying notes are an integral part of these combined financial statements.

ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP
Certified Public Accountants

INTEGRATED CONSULTING GROUP OF NY LLC AND AFFILIATES
(A Limited Liability Company)

NOTES TO COMBINED FINANCIAL STATEMENTS
Year Ended December 31, 2009

1.	Summary of Significant
Accounting Policies

Organization and Nature of Business

The Integrated Consulting Group of NY LLC and Affiliates (collectively the “Company”) is a national provider of temporary light industrial staffing services.  The Company provides its services across a variety of industries and to a diverse range of clientele ranging from smaller companies to Fortune 500 companies.  The Company maintains its headquarters in New York City, with additional offices in New Jersey, Pennsylvania, and Illinois.  The Company was formerly part of a larger group of businesses, the rest of which are not engaged in providing light industrial temporary staffing services (the “Related Party”).  In 2009, the Company was included as a part of the larger group of businesses with respect to various business related agreements.

Basis of Combination

The combined financial statements include the accounts of Integrated Consulting Group of NY LLC as well as the accounts of its affiliates, all of which were wholly owned and controlled by a sole individual.

All significant intercompany transactions have been eliminated in combination.

Related Party Transactions

During the year-ended December 31, 2009 and since origination, the Company and the Related Party were commonly controlled by a single owner and had the same management.  Management has made certain allocations of transactions that relate to both the Related Party and the Company in these financial statements based on relative use.  Due to Related Party represents the aggregate value of these transactions.

Property and Equipment

Property and equipment is stated at cost.  Depreciation is provided by the straight-line method over the estimated useful lives of the assets.  Leasehold improvements are amortized using the straight-line method over the lesser of the life of the lease under which the improvement is made or the life of the improvement.  Expenditures for maintenance and repairs are charged to expense as incurred, while significant betterments and renewals are capitalized.  When property and equipment is retired, sold or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is included in operations.

ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP
Certified Public Accountants

INTEGRATED CONSULTING GROUP OF NY LLC AND AFFILIATES
(A Limited Liability Company)

NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2009

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the net carrying amount may not be recoverable.  When such events occur, the Company measures impairment by comparing the carrying value of each group of assets that generate cash flow with the estimated present value of the corresponding cash flows.  If the expected present value of the future cash flows is less than the carrying amount of the asset group, the Company would recognize an impairment loss.  Management has reviewed the Company’s long-lived assets and believes that there has been no impairment.

Workers’ Compensation Claims and Expenses

The Related Party owns a captive insurance company to insure for certain losses relating to worker’s compensation claims.  This plan covers the Company.  The Related Party is obligated to pay premiums as necessary to fund the insurance company’s actuarially determined potential claims.  The actuarially determined liability for potential claims is computed using actuarial assumptions followed in the insurance industry and historical experience.  The Company’s portion of the insurance premiums are included in selling, general and administrative expenses.

Deferred Finance Costs

Deferred finance costs are being amortized ratably over the life of the respective debt.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Income Taxes

Integrated Consulting Group of NY LLC and Affiliates has elected flow through treatment for federal, state and local income tax purposes.  Accordingly, earnings of the Company are reported on the individual tax return of the owner.

Accounting for uncertainties in income taxes recognized in a company’s financial statements is based on its assessment of probable income tax related exposures and the anticipated settlement of those exposures resulting in actual liabilities.  As of December 31, 2009, the Company does not believe it has any uncertain tax positions that would qualify for either recognition or disclosure in the financial statements.

ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP
Certified Public Accountants

INTEGRATED CONSULTING GROUP OF NY LLC AND AFFILIATES
(A Limited Liability Company)

NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2009

The Company’s and the Related Parties income tax returns for the years 2007 through 2009 are subject to federal, state, and local income tax examination by the authorities.

Revenue Recognition

Revenue from temporary staffing services is recognized when professionals deliver services.

Advertising and Promotion Costs

Advertising and promotion costs are charged to expense in the period incurred.  For the year ended December 31, 2009, such costs approximated $61,954.

Concentration of Credit Risk

The Company and the Related Party maintain cash balances at financial institutions, which, at times, may exceed the Federal Deposit Insurance Corporation limit.  The Company and the Related Party have not experienced any losses to date and management believes that the risk of loss as a result of this policy is negligible.

Accounts receivable are reported net of an allowance for doubtful accounts.  The allowance is based on management’s estimate of the amount of receivables that will actually be collected, based on the Company’s evaluation of the credit worthiness of its customers and historical experience, as well as management’s judgment as to the business and economic environment.

2.	Property and Equipment

Property and equipment at December 31, 2009 is summarized as follows:

Furniture and fixtures	$16,500
Office equipment	24,000
Computer hardware	30,500
71,000
Less accumulated depreciation	22,874

$48,126

ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP
Certified Public Accountants

INTEGRATED CONSULTING GROUP OF NY LLC AND AFFILIATES
(A Limited Liability Company)

NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2009

3.	Deferred Finance Costs

Deferred finance costs at December 31, 2009 are summarized as follows:

Deferred finance costs	$92,541
Less accumulated amortization	39,794

$52,747

4.	Borrowings

A.
In September 2007, the Related Party entered into a five-year loan and security agreement with a financial institution which included the Company.  The agreement initially provided for (a) a revolving line of credit up to $27,000,000, secured by eligible accounts receivable, and (b) a term loan component of $5,000,000, payable in sixty equal monthly installments of $83,333 plus interest.  The interest rates on the revolver and term loan components were equal to the Prime Rate plus 0.50% and the Prime Rate plus 1.50%, respectively.

The agreement has since been amended to reduce the maximum borrowings under the revolving line of credit to $16,930,000, secured by eligible accounts receivable.  The interest rate on the revolver component was increased to the Prime Rate plus 1.50%.  An amendment has also reduced the required monthly payments on the term loan component to $50,000 for sixty months plus interest at the rate of 2.50% plus the greater of the Prime Rate or 4.0%.  The financial institution has also amended the agreement to state that it would no longer finance business activities that provide light industrial staffing.  As a result, the Company no longer sells its receivables to this financial institution.

The facility is secured by a first security interest in the assets of the Related Party and certain assets of the Company.  Additionally, the sole owner has provided a personal guarantee as well as certain side collateral to the financial institution.

For the year ended December 31, 2009, the Related Party was not in compliance with certain financial covenants of the loan agreement; and it did not obtain a waiver for noncompliance.

B.
In October 2009, in connection with the elimination of the financing of the light industrial staffing business activities, the Company established a three-year loan and security agreement with another financial institution.  The Related Party is not a participant to this agreement.  The agreement provides for a revolving line of credit up to $3,000,000, secured by eligible light industrial staffing accounts receivable.  The interest rate is equal to the Prime Rate plus 7.0%.

ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP
Certified Public Accountants

INTEGRATED CONSULTING GROUP OF NY LLC AND AFFILIATES
(A Limited Liability Company)

NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2009

Minimum future term loan principal payments allocated to the Company are as follows:

Years Ending December 31,

2010	$28,047
2011	21,889
$49,936

The Company’s share of interest expense on the above borrowings amounted to $327,591 for the year ended December 31, 2009.

5.	Commitments and Contingencies

Leases

The Company and the Related Party lease space under various noncancellable operating lease agreements that expire through June 2012.  In addition to base rent, the leases also require payments for real estate taxes and operating costs.  Minimum annual rentals, exclusive of real estate taxes and other costs, for the Company are as follows:

Years Ending December 31,

2010	$52,855
2011	44,400
2012	22,200
Thereafter	—
$119,455

Rent expense for the year ended December 31, 2009 amounted to $145,191.

Litigation

The Company and Related Party are involved in various legal proceedings and litigation.  The outcomes of such proceedings and litigation are either currently pending or in preliminary stages and, in the opinion of management, no estimate can be made about their probable outcome or whether such actions will materially affect the Company’s combined financial statements.

ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP
Certified Public Accountants

INTEGRATED CONSULTING GROUP OF NY LLC AND AFFILIATES
(A Limited Liability Company)

NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2009

Unremitted Payroll Tax Liability

The Related Party has received assessments for unremitted payroll taxes for calendar years 2004, 2005, 2006 and 2007 from the Internal Revenue Service and certain state and local taxing authorities.  Some of these unremitted payroll taxes relate to the Companies employees.  Also the Related Party and the Company failed to remit certain payroll taxes for 2009 and 2010.  The Company recorded $19,502 for interest and penalties included in direct cost of services through December 31, 2009.  The financial statements do not reflect any liability for such assessments, as management believes that the liability has been paid based upon its knowledge of events and circumstances.  However, there can be no assurance that future events and circumstances will not result in an ultimate liability, including penalties and interest.

6.	Related Party Transactions

Due to Stockholder

Related party transactions include advances to and from the Related Party’s sole stockholder.  Such advances aggregated to $165,607 as of December 31, 2009.  The advances were subordinated to the primary financial institution under its five-year loan and security agreement and are non-interest bearing and are due on demand.

7.	Retirement Plan

The Related Party sponsors a tax-deferred savings 401(k) plan, which includes the Company, whereby eligible employees may elect to contribute a percentage of their compensation.  The Related Party may also, at its discretion, make voluntary contributions to the plan.  For the years ended December 31, 2009, the Related Party made no contributions to the 401(k) plan.  Contributions by the Related Party, if any, are determined by its Board of Directors.

8.	Subsequent Events

Acquisition

On March 24, 2010, Corporate Resource Development, Inc. (“CRD”), a Delaware corporation and a wholly-owned subsidiary of Corporate Resource Services, Inc. (a Public Company) entered into a Foreclosure and Asset Purchase Agreement (the “Acquisition Agreement”) with the Related Party, the Related Party’s sole stockholder and the Related Party’s primary financial institution, among others.  Under the Acquisition Agreement, the financial institution foreclosed on the assets of the Related Party business related to the temporary and permanent placement of employees, and sold certain assets to CRD in a secured creditor’s private foreclosure sale under Article 9 of the Uniform Commercial Code, for $3,000,000 in cash.  Other assets were retained by the Company.

ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP
Certified Public Accountants

INTEGRATED CONSULTING GROUP OF NY LLC AND AFFILIATES
(A Limited Liability Company)

NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2009

On December 14, 2010, Integrated Consulting Group, Inc. (“ICG”), a Delaware corporation and a wholly-owned subsidiary of Corporate Resource Services, Inc. (a Public Company) entered into a Foreclosure and Asset Purchase Agreement (the “ICG Acquisition Agreement”) with the Company, the sole stockholder and the Company’s primary financial institution, among others.  Under the ICG Acquisition Agreement the financial institution foreclosed on the assets of the Company business related to temporary employees, and sold certain assets to ICG in a public foreclosure sale under Article 9 of the Uniform Commercial Code, for $3,175,296.  ICG will conduct business under the name Impact Staffing.

Business Risk

The Company has incurred net losses for the years ended December 31, 2009 in the amount of approximately $1,391,791 and at December 31, 2009, had a stockholder’s deficit of approximately $1,391,791.  In addition, there can be no assurance that the Company will be successful in producing earnings.

Management evaluated the disclosure of any material subsequent events through February 22, 2011, which was the date the combined financial statements were available to be issued.

ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP
Certified Public Accountants